UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Park National Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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50 North Third Street
Newark, Ohio 43055
April 1, 2011

Dear Shareholder,

You recently received proxy materials in connection with the 2011 Annual Meeting of Shareholders of Park National Corporation to be held on Monday, April 18, 2011. Your PROXY VOTE for this Annual Meeting HAS NOT YET BEEN RECEIVED.

Park National Corporation is asking shareholders to vote on:

Proposal 1:	Election of Directors
Proposal 2:	Advisory Vote on Executive Compensation
Proposal 3:	Amendment to Article SIXTH of Park’s Articles of Incorporation
Proposal 4:	Ratification of Appointment of Crowe Horwath LLP

You should refer to the proxy materials previously mailed to you for additional information on these matters.

The Board of Directors unanimously recommends a vote “FOR ALL” of the director nominees and a “FOR” vote on the other proposals referenced above.  Also, because Proposal 3 -- to amend Article SIXTH of the Articles of Incorporation - requires an affirmative vote of two-thirds of the outstanding common shares eligible to vote, by not responding to this opportunity to vote your common shares, you are essentially casting your vote “AGAINST” this proposal.

Therefore, regardless of the number of common shares you own, it is important that your vote is represented at the Annual Meeting. Your vote matters to us and we need your support.

Please vote your common shares now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Annual Meeting:

▪	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy voting form. Follow the instructions on your proxy voting form to cast your vote.

▪	VOTE VIA THE INTERNET: You may cast your vote by logging onto the www.proxyvote.com web site identified on the enclosed proxy voting form and following the instructions on the screen.

▪	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating and mailing the enclosed proxy voting form in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your common shares, please contact our proxy solicitation agent Alliance Advisors, L.L.C. Toll Free at 877-777-4270.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

We appreciate your support.
IF YOU HAVE RECENTLY MAILED YOUR PROXY VOTING FORM OR CAST YOUR VOTE BY PHONE OR VIA THE INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.